UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
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FORM 8-K

___________________________________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 4, 2014
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TWINLAB CONSOLIDATED HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Nevada	000-55181	46-3951742
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1455 Kettner Blvd., #305, San Diego, CA
(Address of Principal Executive Offices, including zip code)

(562) 618-1310
(Registrant’s telephone number, including area code)

Copies of Communications to:
Stoecklein Law Group, LLP
Columbia Center
401 West A Street, Suite 1150
San Diego, CA 92101
(619) 704-1310
Fax (619) 704-0556

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

On September 4, 2014, Twinlab Consolidated Holdings, Inc., a Nevada corporation formerly known as Mirror Me, Inc. (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, TCC MERGER CO  (“Sub Co”), a Delaware corporation and wholly-owned subsidiary of the Company, and Twinlab Consolidation Corporation (“TCC”), a Delaware corporation, whereby TCC will become a wholly-owned subsidiary of the Company.  The Merger Agreement provides for the merger of Sub Co with and into TCC (the “Merger”), with TCC surviving the Merger as a wholly-owned subsidiary of the Company.

Pursuant to the Merger Agreement the Company intends to issue 199,995,000 post-split shares of its Rule 144 restricted common stock in exchange for 100% of TCC’s issued and outstanding common stock.  Pursuant to the terms of the Merger, Sub Co will be merged with TCC, and Sub Co will cease to exist and TCC will become a wholly owned-subsidiary of the Company. Subject to the terms and conditions set forth in the Merger Agreement, the Merger is anticipated to close on or about September 15, 2014 (the “Closing Date”).  The Merger, upon closing will provide the Company with the ownership of 100% of TCC.

The Merger Agreement contains conditions to closing which include but are not limited to: (i) the Company issuing 199,995,000 post-split shares of restricted common stock in exchange for 100% of the issued and outstanding common stock of TCC,  which manufactures and markets high-quality, science-based nutritional supplements and beverages; (ii) audited financial statements of TCC, prepared pursuant to Regulation S-X; (iii) shareholder approval of Sub Co; and (iv) shareholder approval of TCC. The audited financial statements of TCC shall be completed and presented to the Company for filing with a Form 8-K, as required by Item 2.01 and Item 9.01 of Form 8-K, within 4 days of the Closing Date of the Merger.

A copy of the Agreement and Plan of Merger is attached hereto as exhibit 2.1.

Item 8.01 – Other Events

On September 4, 2014, the Company disseminated a press release announcing the entry into the Merger Agreement.  A copy of which is attached hereto as exhibit 99.1.

Item 9.01                      Exhibits

Exhibit Number	Description
2.1	Agreement and Plan of Merger – Dated September 4, 2014
99.1	Press Release – Dated September 4, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

TWINLAB CONSOLIDATED HOLDINGS, INC.

By: /S/ Luz Vazquez
Luz Vazquez, President

Date:  September 4, 2014

INDEX TO EXHIBITS

Exhibit No.	Description
2.1	Agreement and Plan of Merger – Dated September 4, 2014
99.1	Press Release – Dated September 4, 2014